Contingencies	12 Months Ended
Dec. 31, 2019
Contingencies
Contingencies

28. Contingencies

Environmental issues

The Group is regulated under various national and local environmental, occupational health and safety and other governmental laws and regulations relating to:

•	the operation of installations for manufacturing of metal packaging and surface treatment using solvents;
•	the operation of installations for manufacturing of container glass;
•	the generation, storage, handling, use and transportation of hazardous materials;
•	the emission of substances and physical agents into the environment;
•	the discharge of waste water and disposal of waste;
•	the remediation of contamination;
•	the design, characteristics, collection and recycling of its packaging products; and
•	the manufacturing, sale and servicing of machinery and equipment for the container glass and metal packaging industry.

The Group believes, based on current information that it is in substantial compliance with applicable environmental laws and regulations and permit requirements. It does not believe it will be required, under existing or anticipated future environmental laws and regulations, to expend amounts, over and above the amounts accrued, which will have a material effect on its business, financial condition or results of operations or cash flows. In addition, no material proceedings against the Group arising under environmental laws are pending.

Legal matters

In 2015, the German competition authority (the Federal Cartel Office) initiated an investigation of the practices in Germany of metal packaging manufacturers, including Ardagh’s Food & Specialty Metal Packaging business which was sold to Trivium. In 2018, the European Commission took over this investigation and the German investigation is, as a result, at an end. Ardagh has agreed to provide an indemnity in respect of certain losses that Trivium might incur in connection with this investigation. The European Commission’s investigation is ongoing, and there is, at this stage no certainty as to the extent of any charge which may arise. Accordingly, no provision has been recognized.

On April 21, 2017, a jury in the United States awarded $50 million in damages against the Group’s U.S. glass packaging business, formerly Verallia North America (“VNA”), in respect of one of two asserted patents alleged to have been infringed by VNA. On March 8, 2018, the trial judge confirmed the jury verdict.  On July 12, 2019, the US Court of Appeals for the Federal Circuit affirmed the District Court’s decision of March 2018. The case was filed before Ardagh acquired VNA and customary indemnifications are in place between Ardagh and the seller of VNA. Arbitration proceedings are ongoing to enforce the indemnity. On October 8, 2019, Ardagh paid the court award and related interests to the plaintiffs. The results for the year ended December 31, 2019 include the receivable for the tax adjusted indemnity.

With the exception of the above legal matters, the Group is involved in certain other legal proceedings arising in the normal course of its business. The Group believes that none of these proceedings, either individually or in aggregate, are expected to have a material adverse effect on its business, financial condition, results of operations or cash flows.